SECURITIES AND EXCHANGE COMMISSION nu
                            WASHINGTON, D.C. 20549 nu



                                   FORM 8-K nu


                                CURRENT REPORT nu
                    PURSUANT TO SECTION 13 OR 15(D) OF THE nu
                       SECURITIES EXCHANGE ACT OF 1934 nu



       Date of report (Date of earliest event reported): March 6, 2003 nu


                                 QUIPP, INC. nu
               (Exact Name of Registrant Specified in Charter) nu

            Florida                      0-14870                 59-2306191
      (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction of                  Number)              Identification No.)
       Incorporation)



           4800 NW 157th Street
             Miami, Florida                                             33014
  ----------------------------------------                         -------------
 (Address of Principal Executive Offices)                            (Zip Code)



       Registrant's telephone number, including area code: (305) 623-8700
                                                           --------------

                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 6, 2003, Quipp, Inc. (the "Company") through its subsidiary Quipp Systems, Inc. ("Quipp Systems") completed the acquisition of certain assets of USA Leader, Inc., a Missouri corporation (the "Seller"), pursuant to an Asset Purchase Agreement, dated as of March 6, 2003 (the "Purchase Agreement"), among Quipp Systems, the Seller, Charles T. Chick and Travis D. Ferguson (the "Acquisition"). The assets acquired pursuant to the Purchase Agreement included the Seller's patent, know-how, drawings, tooling, customer list, other intellectual property, inventory, furniture, equipment and supplies. The Seller manufactured and sold proprietary inserting and collating equipment and stacking systems (the "Products") for the newspaper and commercial printing markets. In the newspaper industry, the Seller historically focused on small to intermediate sized publications, a market that has not been a traditional focus of the Company. The Company intends to continue the sale of the Products following the Acquisition.

         Under the terms of the Purchase Agreement, the aggregate consideration payable by the Company to the Seller is approximately $390,000 in cash, subject to adjustment based on the closing date value of certain assets and liabilities, and 6,000 shares of common stock, $0.01 par value per share, of the Company. Quipp Systems will also pay additional amounts consisting of a percentage of sales of the Products during the next three years. The purchase price was determined by arms-length negotiations between the parties. The cash portion of the purchase price was paid out of the Company's cash on hand.

         The foregoing description is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         To be filed by amendment on Form 8-K/A within 60 days after the date this Current Report is required to be filed.

         (b) Pro Forma Financial Information.

         To be filed by amendment on Form 8-K/A within 60 days after the date this Current Report is required to be filed.

         (c) Exhibits.

         2.1 Asset Purchase Agreement, dated as of March 6, 2003, among Quipp Systems, Inc., USA Leader, Inc., Charles T. Chick and Travis D. Ferguson.*
__________

* The schedules to this document are not being filed herewith but will be furnished to the Securities and Exchange Commission upon request. We have requested confidential treatment of certain information included in this exhibit pursuant to Rule 24b-2 of the Exchange Act of 1934. The entire agreement has been filed separately with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             QUIPP, INC.


Date: March 11, 2003                         By: /s/ Michael S. Kady
                                                 ------------------------------
                                                  Name:    Michael S. Kady
                                                  Title:   President and Chief
                                                           Executive Officer

                                  Exhibit Index
                                  -------------


       Exhibit
       -------

         2.1 Asset Purchase Agreement, dated as of March 6, 2003, among Quipp Systems, Inc., USA Leader, Inc., Charles T. Chick and Travis D. Ferguson.*


__________
* The schedules to this document are not being filed herewith but will be furnished to the Securities and Exchange Commission upon request. We have requested confidential treatment of certain information included in this exhibit pursuant to Rule 24b-2 of the Exchange Act of 1934. The entire agreement has been filed separately with the Securities and Exchange Commission.